Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2016
Prospectus

The following information replaces similar information for Construction and Housing Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Neil Nabar (portfolio manager) has managed the fund since September 2016.

The following information replaces the biographical information for Holger Boerner found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Neil Nabar is portfolio manager of Construction and Housing Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Nabar has worked as a research analyst, quantitative analyst, and portfolio manager.

SELCON-16-03 1.913699.115	September 27, 2016

Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2016
Prospectus

Effective September 1, 2016, the supplemental index for Select Banking Portfolio has changed from the MSCI U.S. IMI Banks 25-50 Index to the MSCI U.S. IMI Banks 5% Capped Index.

The supplemental index for Select Brokerage and Investment Management Portfolio has been renamed from the MSCI U.S. IMI Capital Markets 25-50 Index to the MSCI U.S. IMI Capital Markets 5% Capped Index.

Effective September 1, 2016, the supplemental benchmark for Select Financial Services Portfolio has changed from the MSCI U.S. IMI Financials 25-50 Index to the MSCI U.S. IMI Financials 5% Capped Index.

The following information replaces similar information for Banking Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Sheehy (co-manager) has managed the fund since January 2012.

Matt Reed (co-manager) has managed the fund since September 2016.

Effective September 1, 2016, the following information replaces similar information in the "Fund Basics" section under the heading "Principal Investment Strategies".

Financial Services Portfolio

The fund invests primarily in companies that provide financial services to consumers and industry. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, investment banks; brokerage and asset management firms; companies providing life, health, and/or property and casualty insurance; commercial banks; financial institutions providing mortgages and mortgage-related services, including mortgage REITS; providers of personal loans and other consumer finance services; credit agencies; stock exchanges; investment management firms; institutions providing custody services; and reinsurance companies.

The following information replaces similar information for Banking Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

John Sheehy is co-manager of Banking Portfolio, which he has managed since January 2012. Since joining Fidelity Investments in 2007, Mr. Sheehy has worked as an equity research analyst and portfolio manager.

Matt Reed is co-manager of Banking Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.

SELFIN-16-05 1.916419.119	September 27, 2016